                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                           METRA BIOSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            METRA BIOSYSTEMS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD DECEMBER 16, 1996

     The Annual Meeting of Shareholders (the "Annual Meeting") of Metra Biosystems, Inc., a California corporation (the "Company"), will be held at the principal executive offices of the Company, located at 265 North Whisman Road, Mountain View, California, 94043 on Monday, December 16, 1996, at 10:00 a.m., local time, for the following purposes:

     1. To elect eight (8) directors of the Company to serve until the 1997 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

     2. To approve an amendment to the 1995 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares;

     3. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the year ending June 30, 1997;

     4. To approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on October 25, 1996 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                   By Order of the Board of Directors,

                                   Mark B. Weeks
                                   ASSISTANT SECRETARY
Mountain View, California
November 12, 1996

------------------------------------------------------------------------------
                                   IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                        THANK YOU FOR ACTING PROMPTLY.
------------------------------------------------------------------------------

                               METRA BIOSYSTEMS
                            265 NORTH WHISMAN ROAD
                       MOUNTAIN VIEW, CALIFORNIA 94043

                               PROXY STATEMENT
GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Metra Biosystems, Inc., a California corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the principal executive offices of the Company, located at 265 North Whisman Road, Mountain View, California, 94043 on Monday, December 16, 1996, at 10:00 a.m., local time, and any adjournment or postponement thereof.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Shareholders for the year ended June 30, 1996, including financial statements, were first mailed to shareholders entitled to vote at the meeting on or about November 12, 1996.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Kurt E. Amundson) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

     The close of business on October 25, 1996 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 12,599,984 shares of Common Stock outstanding and held of record by approximately 202 shareholders.

VOTING AND SOLICITATION

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters and is entitled to cumulate votes for the election of directors, subject to the conditions described below.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company's transfer agent, which will act as Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Thus, an abstention will have the same effect as a vote against a particular proposal.

     The shares represented by the proxies received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of directors, FOR amendment of the Company's 1995 Stock Option Plan, FOR ratification of the appointment of the designated independent auditors, FOR the change in the Company's state of incorporation from California to Delaware and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as represented for purposes of determining a quorum, but will not be considered as voting, with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by Kurt E. Amundson, Metra Biosystems, Inc., 265 North Whisman Road, Mountain View, California 94043, no later than June 20, 1997.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended June 30, 1996, all Reporting Persons complied with all applicable filing requirements.

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement incorporates certain documents of the Company and of Metra Delaware (defined below) by reference that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Kurt E. Amundson, Chief Financial Officer, Metra Biosystems, Inc., 265 North Whisman Road, Mountain View, California, 94043, telephone number (415) 903-9100. In order to ensure timely delivery of the documents, such requests should be made by December 6, 1996.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of September 30, 1996 for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the Company's Chief Executive Officer and the Company's other four most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended June 30, 1996 (collectively, the "Named Executive Officers"), (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                             Shares      Percent of Shares
                                          Beneficially     Beneficially
             Name                            Owned(1)       Owned(1)(2)
----------------------------------------  ------------  -------------------
Asset Management Associates 1989, L.P. .     583,928          4.66
Craig C. Taylor (3). . . . . . . . . . .     583,928          4.66
Samuel Urcis (4) . . . . . . . . . . . .     115,803            *
Smith Barney Holdings Inc. (5) . . . . .   1,020,600          8.14
Travelers Group Inc. (6) . . . . . . . .   1,263,317         10.07
Wisconsin Investment Board . . . . . . .   1,095,000          8.72
Costa G. Sevastopoulos, Ph.D. (7). . . .     110,952            *
George W. Dunbar, Jr.. . . . . . . . . .     131,906          1.05
Kurt E. Amundson (8) . . . . . . . . . .       2,000            *
Ronald T. Steckel. . . . . . . . . . . .      21,639            *
Colette Z. Andrea (9). . . . . . . . . .      37,910            *
John F. Coombes (10) . . . . . . . . . .       9,588            *
Claude D. Arnaud, M.D. (11). . . . . . .      47,464            *
John L. Castello (12). . . . . . . . . .      11,527            *
Mary Lake Polan, M.D., Ph.D. (13). . . .      17,254            *
Leonard D. Schaeffer (14). . . . . . . .      13,333            *
All directors and executive officers
 as a group (13 persons) (3)(4)(7)-(14).   1,136,659          9.02%
_____________________
*    Less than 1%.

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Calculations of percentage of beneficial ownership assume the exercise by only the respective named shareholder of all options for the purchase of Common Stock held by such shareholder which are exercisable within 60 days of September 30, 1996.

(3) Includes 2,500 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996 and 581,428 shares held by Asset Management Associates 1989, L.P. Because Mr. Taylor is a general partner of AMC Partners 89, L.P., the general partner of Asset Management Associates 1989, L.P., he may be deemed to be a beneficial owner of such shares. Mr. Taylor disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in AMC Partners 89, L.P.

(4) Includes 2,500 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996 and 79,948 shares held by Alpha Venture Partners III. Because Mr. Urcis is a general partner of Alpha Management Partners, the general partner of Alpha Venture Partners III, he may be deemed to be a beneficial owner of such shares. Mr. Urcis disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in Alpha Management Partners.

(5) Smith Barney Holdings Inc. shares with Travelers Group Inc. voting and investment power with respect to all shares of Common Stock shown as beneficially owned by Smith Barney Holdings Inc.

(6) Includes 1,020,600 shares held by Smith Barney Holdings Inc. Because Smith Barney Holdings Inc. is an affiliate of Travelers Group Inc., Travelers Group Inc. may be deemed to be a beneficial owner of such shares.

(7) Includes 2,500 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996, 23,899 shares held by Delphi Ventures, L.P., 84 shares held by Delphi BioInvestments, L.P., 285 shares held by Delphi BioInvestments II, L.P., and 55,678 shares held by Delphi
     Ventures II, L.P. Because Dr. Sevastopoulos is a limited partner of Delphi's Management Partners and Delphi Management Partners II, which are general partners of the above limited partnerships, he may be deemed to be a beneficial owner of such shares. Dr. Sevastopoulos disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in Delphi Management Partners and Delphi Management Partners II.

(8)  Mr. Amundson joined the Company in January 1996.

(9)  Ms. Andrea left the Company in September 1996.

(10) Includes 7,874 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996.

(11) Includes 5,798 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996.

(12) Includes 11,527 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996.

(13) Includes 1,665 shares held by her children and 15,589 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996.

(14) Includes 7,465 shares issuable upon exercise of options exercisable within 60 days of September 30, 1996.

                              EXECUTIVE COMPENSATION

     The following table shows the compensation received in the fiscal year ended June 30, 1996 by the Company's Chief Executive Officer and the Named Executive Officers, and the compensation received by certain of such individuals for the Company's prior two fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                     Long-Term Compensation
                                                                                                 -------------------------------
                                                                       Annual Compensation          Awards          Payouts
                                                                    --------------------------   -------------   ---------------
                                                                                                   Securities
                                                         Fiscal                                    Underlying      All Other
Name & Principal Position                                 Year        Salary           Bonus      Options/SARs*  Compensation(1)
-------------------------------------------------------  ------      --------       ----------    -------------  ---------------
George W. Dunbar, Jr. . . . . . . . . . . . . . . . . .   1996       $200,081       $40,000(2)     265,000(4)      $  1,894
 President and Chief Executive Officer                    1995       $179,583           --            --           $ 30,170
                                                          1994       $169,569       $40,000(3)        --           $166,367

Kurt E. Amundson  . . . . . . . . . . . . . . . . . . .   1996       $ 71,913       $20,000        150,000(6)      $    245
 Vice President and Chief Financial Officer(5)

Ronald T. Steckel . . . . . . . . . . . . . . . . . . .   1996       $165,081       $10,000(2)     100,000(7)      $ 15,121
 Senior Vice President                                    1995       $149,011           --             --          $ 27,743
                                                          1994       $135,386           --             --          $ 29,714

Colette Z. Andrea . . . . . . . . . . . . . . . . . . .   1996       $180,081       $10,000(2)      62,500(8)      $ 18,018
 Vice President, Marketing and Sales(7)                   1995       $145,833           --             --          $ 60,144

John F. Coombes . . . . . . . . . . . . . . . . . . . .   1996       $112,212           --          18,000(10)     $ 14,829
 Vice President, International (9)                        1995       $ 93,228           --           8,333         $ 10,776

____________________
*    Includes options repriced in the fiscal year ending June 30, 1997.

(1) Amounts reported for fiscal year 1996 consist of: (i) forgiveness of amounts due under loans from the Company to assist in the purchase of homes in connection with relocations (Mr. Dunbar $1,159, Mr. Steckel $14,482, Ms. Andrea $17,392) (ii) premiums paid on life and accidental death and dismemberment insurance policies for the officer's benefit (Mr. Dunbar $735, Mr. Amundson $245, Mr. Steckel $638, Ms. Andrea $626 and Mr. Coombes $712) (iii) car allowance (Mr. Coombes $14,117).

     Amounts reported for fiscal year 1995 consist of: (i) forgiveness of amounts due under loans from the Company to assist in the purchase of homes in connection with relocations (Mr. Dunbar $28,015, Mr. Steckel $23,181, Ms. Andrea $11,595) (ii) housing allowance associated with the purchases of homes in California (Mr. Dunbar $1,485, Mr. Steckel $4,000, Ms. Andrea $48,225) (iii) premiums paid on life and accidental death and dismemberment insurance policies for the officer's benefit (Mr. Dunbar $670, Mr. Steckel $562, Ms. Andrea $324 and Mr. Coombes $303) (iv) car allowance (Mr. Coombes $10,473).

     Amounts reported for fiscal year 1994 consist of: (i) forgiveness of amounts due under loans from the Company to assist in the purchase of homes in connection with relocations (Mr. Dunbar $28,015 and Mr. Steckel $23,181) (ii) housing allowance associated with the purchases of homes in California (Mr. Dunbar $17,816 and Mr. Steckel $6,000) (iii) $119,850 paid to Mr. Dunbar in connection with his relocation (iv) premiums paid on life and accidental death and dismemberment insurance policies for the officer's benefit (Mr. Dunbar $686 and Mr. Steckel $533).

(2) The amount of this bonus, which was paid in fiscal 1996, was based upon the individual's performance in fiscal 1995.

(3) The amount of Mr. Dunbar's bonus, which was paid in fiscal 1994, was based in part upon his performance in fiscal 1993.

(4) In connection with option repricings on January 31, 1996 and August 21, 1996, options granted to Mr. Dunbar to purchase 170,000 shares of Company Common Stock were cancelled. See "Option/SAR Grants in Last Fiscal Year" below.

(5)  Mr. Amundson joined the Company in January 1996.

(6) In connection with an option repricing on August 21, 1996, an option granted to Mr. Amundson to purchase 75,000 shares of Company Common Stock was cancelled. See "Option/SAR Grants in Last Fiscal Year."

(7) In connection with option repricings on January 31, 1996 and August 21, 1996, options granted to Mr. Steckel to purchase 62,500 shares of Company Common Stock were cancelled. See "Option/SAR Grants in Last Fiscal Year."

(8) In connection with an option repricing on January 31, 1996, an option granted to Ms. Andrea to purchase 25,000 shares of Company Common Stock was cancelled. See "Option/SAR Grants in Last Fiscal Year."

(9) Information for 1994 not required under Securities and Exchange Commission rules.

(10) Includes 9,000 shares underlying repriced options, the exercise price of which was adjusted on August 21, 1996 from $14.75 per share to $5.00 per share. Mr. Coombes currently holds options to purchase 9,000 shares of Company Common Stock at an exercise price of $5.00 per share.

     Mr. Dunbar has entered into an agreement with the Company dated May 24, 1991 which provides that in the event his employment with the Company is terminated by the Company without cause, he will be entitled to receive his monthly base salary and benefits for each month he is unable to find suitable employment while seeking such employment in good faith, but in no event will such payments continue for less than three months nor more than twelve months.

     Mr. Amundson has entered into an agreement with the Company dated January 2, 1996 which provides that in the event that his employment with the Company is terminated by the Company without cause, he will be entitled to receive his monthly base salary and benefits for each month he is unable to find suitable employment while seeking such employment in good faith, but in no event will such payments continue for more than six months.

     Mr. Steckel has entered into an agreement with the Company dated February 1, 1992 which provides that in the event that his employment with the Company is terminated by the Company without cause, he will be entitled to receive his monthly base salary and benefits for each month he is unable to find suitable employment while seeking such employment in good faith, but in no event will such payments continue for more than six months.

     The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                          Annual Rates of Stock
                                                                                            Price Appreciation
                                                 Individual Grants(1)                       For Option Term(2)
                                 -------------------------------------------------   ------------------------------------
                                                   Percent of Total
                                   Number of         Options/SARs        Exercise
                                  Securities          Granted to          or Base
                                  Underlying         Employees in          Price
                                 Options/SARs            (%)             Per Share    Expiration
             Name                 Granted (#)         Fiscal Year*         ($/sh)         Date          5% ($)    10% ($)
------------------------------    -----------         ------------         ------       --------       --------  ---------
George W. Dunbar, Jr.  . . . .     20,000(3)              2.17             $14.50       07/2005        182,379     462,185
                                   75,000(4)              8.15             $17.25       12/2005        813,632   2,061,904
                                   75,000(3)              8.15             $15.25       01/2006        719,298   1,822,843
                                   95,000                 N/A              $ 5.00       08/2006        298,723     757,027

Kurt E. Amundson . . . . . . .     75,000(3)              8.15             $14.75       01/2006        695,714   1,763,078
                                   75,000                 N/A              $ 5.00       08/2006        235,834     597,653

Ronald T. Steckel. . . . . . .     12,500(3)              1.36             $14.50       07/2005        113,987     288,866
                                   25,000(4)              2.72             $17.25       12/2005        271,211     687,301
                                   25,000(3)              2.72             $15.25       01/2006        239,766     607,614
                                   37,500                 N/A              $ 5.00       08/2006        117,917     298,827

Colette Z. Andrea. . . . . . .     12,500                 1.36             $14.50       07/2005        113,987     288,866
                                   25,000(4)              2.72             $17.25       12/2005        271,211     687,301
                                   25,000                 2.72             $15.25       01/2006        239,766     607,614

John F. Coombes. . . . . . . .      5,000(3)              0.54             $14.50       07/2005         45,595     115,546
                                    4,000(3)              0.43             $14.75       01/2006         37,105      94,031
                                    9,000                 N/A              $ 5.00       08/2006         28,300      71,718

___________________
* No figure stated for options granted in the fiscal year ending June 30, 1997.

(1) Options vest ratably on an annual basis over four years. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment.

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3)  This option was cancelled on August 21, 1996.

(4)  This option was cancelled on January 31, 1996.

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year. In addition, the table sets forth the number of shares covered by stock options as of June 30, 1996, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on June 30, 1996.

                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                            Number of              Value of
                                                           Unexercised            Unexercised
                                                         Options/SARs at          In-the-Money
                             Shares                      Fiscal Year End         Options/SARs at
                           Acquired on       Value       (#) Exercisable/       Fiscal Year End ($)
        Name               Exercise (#)    Realized ($)    Unexercisable    Exercisable/Unexercisable(1)
-------------------------- --------------  ------------  -----------------  ----------------------------
George W. Dunbar, Jr.. . .        --              --       4,583/90,417(2)            -- / --
Kurt E. Amundson . . . . .        --              --           0/75,000(3)            -- / --
Ronald T. Steckel. . . . .        --              --       2,864/34,636(4)            -- / --
Colette Z. Andrea. . . . .        --              --       2,864/34,636               -- / --
John  F. Coombes . . . . .       390           5,760       7,629/14,314(5)         29,925/29,049

__________________
(1) Based on the $5.50 per share closing price of the Company's Common Stock on The Nasdaq National Market on June 30, 1996, less the exercise prices.

(2) Option was cancelled subsequent to June 30, 1996 in connection with an option repricing on August 21, 1996. The new option has an exercise price of $5.00 per share, and its value at fiscal year end (had the repricing occurred prior to fiscal year end) is $47,500.

(3) Option was cancelled subsequent to June 30, 1996 in connection with an option repricing on August 21, 1996. The new option has an exercise price of $5.00 per share, and its value at fiscal year end (had the repricing occurred prior to fiscal year end) is $37,500.

(4) Option was cancelled subsequent to June 30, 1996 in connection with an option repricing on August 21, 1996. The new option has an exercise price of $5.00 per share, and its value at fiscal year end (had the repricing occurred prior to fiscal year end) is $18,750.

(5) Option was cancelled subsequent to June 30, 1996 in connection with an option repricing on August 21, 1996. The new option has an exercise price of $5.00 per share, and its value at fiscal year end (had the repricing occurred prior to fiscal year end) is $4,500.

     The following table sets forth certain information as of September 30, 1996 with respect to the repricing of certain stock options held by the Company's executive officers.

                          TEN-YEAR OPTION/SAR REPRICINGS


                                                 Number of
                                                Securities       Market                                  Length of
                                                underlying      price of       Exercise                  original
                                                 options/       stock at       price at                 option term
                                                   SAR's         time of        time of       New       remaining at
                                                repriced or   repricing or   repricing or   exercise      date of
                                                 amended       amendment      amendment      price      repricing or
      Name                           Date          (#)            ($)            ($)          ($)         amendment
----------------------------------- -------    ----------     -----------    ------------   ---------   ------------
George W. Dunbar, Jr.(1)(2)
  President and CEO   . . . . .     1/31/96       75,000         15.25           17.25        15.25        47 mos.
                                    8/21/96       20,000          5.00           14.50         5.00        35 mos.
                                    8/21/96       75,000          5.00           15.25         5.00        41 mos.

Kurt E. Amundson(2)
  Vice President and CFO  . . .     8/21/96       75,000          5.00           14.75         5.00        41 mos.

Ronald T. Steckel(1)(2)
  Senior Vice President   . . .     1/31/96       25,000         15.25           17.25        15.25        47 mos.
                                    8/21/96       12,500          5.00           14.50         5.00        35 mos.
                                    8/21/96       25,000          5.00           15.25         5.00        41 mos.

Colette Z. Andrea(1)
  Vice President, Marketing and
  Sales   . . . . . . . . . . .     1/31/96       25,000         15.25           17.25        15.25        47 mos.

John F. Coombes(1)(2)
  Vice President, International     8/21/96        5,000          5.00           14.50         5.00        35 mos.
                                    8/21/96        4,000          5.00           14.75         5.00        41 mos.

Victor Liu, Ph.D(1)(2)
  Vice President, Research and
  Development   . . . . . . . .     1/31/96       32,500         15.25           17.25        15.25        45 mos.
                                    8/21/96       32,500          5.00           15.25         5.00        41 mos.

________________
(1) In order to reincentivize certain of its employees, in February 1996 the Board of Directors approved an option exchange for all employees holding options with an exercise price in excess of $15.25 entitling each such employee to cancel their outstanding options in exchange for new options with an exercise price of $15.25 per share, the fair market value of the Company's stock on the date of Board approval. The new options were subject to a new four-year vesting schedule.

(2) In order to reincentivize its employees, in August 1996 the Board of Directors approved an option exchange for all options granted during the fiscal year entitling each employee holding such an option to cancel such option in exchange for new options with an exercise price of $5.00 per share, the fair market value of the Company's stock on the date of Board approval. The new options are subject to a new four-year vesting schedule. The exchange was effective August 21, 1996.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE STOCK PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to the Company's executive officers during the fiscal year ended June 30, 1996. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under the Company's 1990 Incentive Stock Plan and 1995 Stock Option Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

     GENERAL POLICIES

     The Company's compensation policies are designed to link the executive officers' compensation to the annual and long-term performance of the Company and to provide compensation that is competitive with the compensation paid to other executives in the industry and that will attract and retain superior talent and reward performance. The compensation mix reflects a balance of annual cash payments, consisting of annual base salary payments and incentive bonus payments, and long-term stock-based incentives in the form of stock options. The emphasis in incentive compensation is placed on the more strategic stock-based options which more closely align the financial interests of the Company's employees with those of its shareholders.

     BASE SALARIES

     The salary component of executive compensation is based on the executive's level of responsibility for meeting Company objectives and performance, and comparable to similar positions in the Company and to comparable companies. Base salaries for executives are reviewed and adjusted annually based on information regarding competitive salaries, the results of industry compensation surveys, individual experience and performance.

     CASH BONUSES

     The Company's incentive program for executive officers provides direct financial incentives in the form of cash bonuses. Specific individual performance was taken into account in determining bonuses, including meeting Company goals and individual performance objectives.

     STOCK OPTIONS

     The Company's 1995 Stock Option Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. The Company's stock options typically vest over a 48-month period in increments of 12.5% after the initial six months and approximately 2% per month thereafter.

     The Company's compensation policies recognize the importance of stocks ownership by senior executives and stock options are an integral part of each executive's compensation. The Committee believes that the opportunity for stock appreciation through stock options which vest over time promotes the relationship between long-term interests of executive officers and shareholders. The size of specific grants takes into account the executive officer's salary, number of options previously granted, as well as contributions to the Company's success.

     In order to reincentivize certain Metra employees, and as more fully detailed in the Ten-Year Option/SAR Repricings table set forth above, in January 1996 such employees were given an opportunity to cancel their outstanding options in exchange for new options with an exercise price of $15.25 per share, the fair market value of the Company's stock on the date of Board approval. The new options were subject to a new four-year vesting schedule. The exchange was effective January 31, 1996.

     In order to reincentivize Metra employees, and as more fully detailed in the Ten-Year Option/SAR Repricings table set forth above, in August 1996 all employees receiving options during fiscal 1996 were given an opportunity to cancel such options in exchange for new options with an exercise price of $5.00 per share, the fair market value of the Company's stock on the date of Board approval. The new options are subject to a new four-year vesting schedule. The exchange was effective August 21, 1996.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     George W. Dunbar has served as the Company's President and Chief Executive Officer since July 1991. His base salary for fiscal 1996 was $200,081. Other compensation paid to Mr. Dunbar included relocation allowances which were included as part of his original employment agreement.

     The factors discussed above in "Base Salaries," "Cash Bonuses", and "Stock Options" were also applied in establishing the amount of Mr. Dunbar's salary and stock option grant. Significant factors in establishing Mr. Dunbar's compensation were the Company's product sales growth rate, the clearance of 510(k) applications with the U.S. Food and Drug Administration for four products, the successful completion of the Company's initial public offering and follow-on public offering, and the successful establishment of certain business development relationships.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be well below $1 million and the Committee believes that options granted under the Company's 1995 Stock Option Plan will meet the requirements for qualifying as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

               Compensation Committee
               Costa G. Sevastopoulos, Ph.D.
               Craig C. Taylor
               Samuel Urcis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors currently consists of Dr. Sevastopoulos and Messrs. Taylor and Urcis. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                         TRANSACTIONS WITH MANAGEMENT

     On December 30, 1994, the Company issued and sold an aggregate of 41,666, 33,333 and 16,666 shares of Common Stock to Colette Z. Andrea, George
W. Dunbar, Jr. and Ronald T. Steckel, respectively, each with a purchase price of $1.20 per share and each pursuant to a Stock Purchase Agreement under the Stock Plan. In connection with these purchases, on December 30, 1994, Ms. Andrea and Messrs. Dunbar and Steckel executed promissory notes in favor of the Company in the amount of $50,000, $40,000 and $20,000, respectively. These notes accrue interest at a rate of 7.6% per annum and are due on the earlier of December 30, 1998 or the date of termination of the respective individual's employment or consulting relationship with the Company. Mr. Steckel repaid the loan made to him in full in May 1996.

     In connection with his exercise of options for 150,000 shares on July 18, 1993, Mr. Dunbar executed a promissory note in favor of the Company in the amount of $36,000, which accrues interest at a rate of 5.47% per annum and is due on the earlier of July 18, 1997 or the date of termination of his employment with the Company. In March 1996, Mr. Dunbar repaid this note in full. In connection with his exercise of options for 47,500 shares on July 16, 1992, Mr. Steckel executed a promissory note in favor of the Company in the amount of $22,800, which accrues interest at 6.74% per annum and is due on the earlier of July 16, 1996 or the date of termination of his employment with the Company. Mr. Steckel repaid such loan in full in March 1996.

     In addition, the Company loaned to Ms. Andrea and Messrs. Dunbar and Steckel $60,000 in November 1994, $95,386 in September 1991 and $74,712 in June 1992, respectively, in connection with their relocation to California. These loans are generally forgiven over a four-year period, subject to the respective individual's continued employment with the Company, and such loans to Messrs. Dunbar and Steckel have been forgiven in full. Additionally, the Company loaned to Mr. Steckel $55,000 and $165,000 in January 1996 as short-term personal loans, each of which accrue interest at 5.7% per annum and is due on June 30, 1996. Mr. Steckel repaid both personal loans in full in March 1996.

     Ms. Andrea entered into an agreement with the Company dated September 2, 1994 which provides that in the event her employment with the Company is terminated by the Company without cause, she will be entitled to receive her monthly base salary and benefits for each month she is unable to find suitable employment while seeking such employment in good faith, but in no event will such payments continue for more than six months. In September 1996, Ms. Andrea entered into a new agreement with the Company pursuant to which, in exchange for and contingent upon Ms. Andrea's providing continuing consulting services to the Company, the Company agreed to grant Ms. Andrea salary continuation and to permit the Company's repurchase right with respect to 41,666 shares of Company Common Stock purchased by Ms. Andrea in December 1994 to continue to lapse.

     The Company loaned to Mr. John F. Coombes, the Company's Vice President, International, $75,000 in August 1996 pursuant to a 6.15% Secured Promissory Note as a short-term personal loan. This loan is due and payable on demand any time after February 28, 1997 or upon termination of Mr. Coombes' employment with the Company for any reason.

                           STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return for the Company's stock at October 1, 1996 since June 30, 1995 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934) to the cumulative return over such period of (i) the Total Return Index for The Nasdaq National Market Composite Index, (ii) the BioCentury 100 Index and (iii) the Hambrecht & Quist Life Sciences Index.
The graph assumes that $100 was invested on June 30, 1995, the date on which the Company completed its Initial Public Offering of Common Stock, in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $10.00, the price to which such stock was first offered to the public by the Company on that date of its Initial Public Offering. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

             BIOCENTERY        METRA       NASDAQ    H & Q HFE
DATE          100 INDEX      BIOSYSTEMS   COMPOSITE   SCIENCES
----         -----------     ----------   ---------  ---------
 8/30/95     100             100.00       100        100
 9/29/95     139.4413        196.25       111.8065   121.1765
12/29/95     159.4059        172.50       112.8146   141.1765
 3/29/96     182.8745        142.50       117.9911   145.8824
 6/28/96     202.4595         55.00       127.0681   140

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, the shareholders will elect eight directors to serve until the 1997 Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     In voting for directors, each shareholder is entitled to cast that number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder. Such votes may be cast for one candidate or distributed in any manner among the nominees for directors. However, the right to cumulate votes in favor of one or more candidates may not be exercised unless the candidate or candidates have been nominated prior to the voting, and a shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. The persons authorized to vote shares represented by proxies in the enclosed form will (if authority to vote for the election of directors is not withheld) have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

     Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     The names of the nominees, their ages as of August 31, 1996, and certain other information about them are set forth below:

NAME OF NOMINEE                 AGE   PRINCIPAL OCCUPATION                            DIRECTOR SINCE
------------------------------  ---   --------------------                            --------------
Costa G. Sevastopoulos, Ph.D.    53   Chairman of the Board of Directors                    1990
George W. Dunbar, Jr.            50   President, Chief Executive Officer and Director       1991
Claude D. Arnaud, M.D.           66   Director                                              1990
John L. Castello                 60   Director                                              1993
Mary Lake Polan, M.D., Ph.D.     52   Director                                              1992
Leonard D. Schaeffer             50   Director                                              1992
Craig C. Taylor                  45   Director                                              1991
Samuel Urcis                     61   Director                                              1990

     There are no family relationships among any of the directors or executive officers of the Company.

     DR. SEVASTOPOULOS has served as the Company's Chairman of the Board since July 1990 and was the Company's acting President and Chief Executive Officer from July 1990 until July 1991. He co-founded Delphi BioVentures, a venture capital firm specializing in the financing of early stage biomedical companies, which is a shareholder of the Company, where he served as a general partner from 1988 to 1994. Dr. Sevastopoulos received a B.S. in physics from the University of Athens, Greece, an M.S. in electrical engineering from the California Institute of Technology, an M.B.A. from INSEAD, France and a Ph.D in molecular biology from the University of California at Berkeley.

     MR. DUNBAR joined the Company as President, Chief Executive Officer and Director in July 1991. Prior to joining the Company, he was the Vice President of Licensing and Business Development of the Ares-Serono Group ("Ares-Serono"), a Swiss health care company that markets pharmaceutical, diagnostic and veterinary products worldwide, from 1988 until 1991, where he established a licensing and acquisition group for its health care divisions. From 1974 until 1987, he held various senior management positions with Amersham International ("Amersham"), a health care and life sciences company, where he most recently served as Vice President for its Life Sciences business in North America. Mr. Dunbar also served as Amersham's General Manager of Pacific Rim markets and Eastern Regional operations and, prior to that, he managed the international marketing of Amersham's medical and industrial radioisotopes. Mr. Dunbar also serves as a director of Metra Biosystems (U.K.) Ltd., the Company's wholly owned subsidiary, and DepoTech Corporation, a life-sciences company. Mr. Dunbar holds a B.S. in electrical engineering and an M.B.A. from Auburn University and sits on the Auburn School of Business M.B.A. Advisory Committee.

     DR. ARNAUD is a co-founder of the Company and Chairman of its Scientific Advisory Board and joined the Company's Board of Directors in July 1990. Since 1981, Dr. Arnaud has been affiliated with the University of California at San Francisco ("UCSF") and is currently Professor of Medicine and Physiology, Director of Programs in Osteoporosis and Bone Biology and Director of the Center for Osteoporosis and Metabolic Bone Disease at UCSF. Dr. Arnaud has served on several editorial advisory boards, including the Journal of Bone and Mineral Research, Calcified Tissue International, Bone, and Osteoporosis International. He is a founder and former president of the American Society of Bone and Mineral Research and is a recipient of that society's William F. Newman Award for excellence in research and teaching. Dr. Arnaud received his B.A. in medicine from Columbia College, his M.D. from New York Medical College, and completed postdoctoral work at the University of Wisconsin.

     MR. CASTELLO joined the Company's Board of Directors in July 1993. He is the Chairman, President and Chief Executive Officer of XOMA Corporation ("XOMA"), a human therapeutics and biotechnology company. Prior to joining XOMA in 1992, Mr. Castello was with Ares-Serono where he served as President and Chief Operating Officer from 1988 to 1992. Mr. Castello is also a director of Cholestech Corporation, a medical diagnostics company. Mr. Castello holds a B.S. in mechanical and industrial engineering from the University of Notre Dame.

     DR. POLAN has served as a member of the Company's Board of Directors since August 1992. She is Chairman of the Department of Gynecology and Obstetrics at Stanford University School of Medicine, which she joined in 1990. From 1985 to 1990, Dr. Polan was an Associate Professor in the Department of Obstetrics and Gynecology at Yale University. In 1991, Dr. Polan served as Co-chair of the Task Force of Opportunities form Women's Health of the National Institutes of Health. She has been a member of the Board of Health Sciences Policy of the Institute of Medicine, a unit of the National Academy of Sciences, since 1992. Dr. Polan is also a director of Quidel Corporation, a human diagnostics company, Gynecare, Inc., a medical device company, and American Home Products, a pharmaceutical and consumer products company. Dr. Polan received her B.A. in chemistry from Connecticut College and is also a graduate of Yale University, where she received a doctorate degree in biophysics and biochemistry and her M.D.

     MR. SCHAEFFER joined the Company's Board of Directors in November 1992. He is the Chairman and Chief Executive Officer of Blue Cross of California, which he joined in 1986, and has been Chairman and Chief Executive Officer of WellPoint Health Networks, a health care company, since 1992. Mr. Schaeffer is also a director of Allergan, Inc., a health care firm and Blue Cross and Blue Shield Association, a health care trade association. Mr. Schaeffer received an A.B. in economics from Princeton University.


     MR. TAYLOR joined the Company's Board of Directors in August 1991. He joined Asset Management Company in 1977 and is a general partner of Asset Management Associates and associated private venture capital partnerships, one of which is a shareholder of the Company. He also serves as a director of Lynx Therapeutics, Inc., and Pharmacyclics, Inc., which are human therapeutics companies. Mr. Taylor received a B.S. and M.S. in physics from Brown University and his M.B.A. from Stanford University.

     MR. URCIS joined the Company's Board of Directors in July 1990. He co-founded Alpha Partners, which is a venture capital firm and which is a shareholder of the Company, where he has served as a general partner since 1982. He received a B.S. in engineering from the University of California at Los Angeles.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the period from June 30, 1995 through June 30, 1996 (the "last fiscal year"), the Board met six times and, except for director Schaeffer, who attended four of the six meetings of the entire Board, no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for shareholders to nominate persons to serve as directors, the Board will consider nominations from shareholders, which should be addressed to Kurt E. Amundson at the Company's address set forth above.

     The Audit Committee consists of directors Sevastopoulos, Taylor and Urcis, three of the Company's non-employee directors, and held one meeting during the last fiscal year. The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls.

     The Compensation Committee also consists of directors Sevastopoulos, Taylor and Urcis, and held four meetings during the last fiscal year. Its functions are to establish and administer the Company's policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers the Company's 1995 Stock Option Plan, 1995 Directors' Stock Option Plan, 1995 Employee Stock Purchase Plan and 1990 Incentive Stock Plan.

COMPENSATION OF DIRECTORS

     Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board. The Company's 1995 Directors' Stock Option Plan (the "Directors' Plan") provides that each person who becomes a nonemployee director of the Company will be granted a nonstatutory stock option to purchase 10,000 shares of Common Stock on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the Company's shareholders at which such director is elected, each such nonemployee director shall be granted an additional option to purchase 5,000 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. Each of the nominees for director will have served for more than six months at the time of the Annual Meeting, and so will receive options to purchase 5,000 shares of the Company's Common Stock under the Directors' Plan if they are reelected to the Board at the Annual Meeting.

RECOMMENDATION OF THE BOARD

                         THE BOARD RECOMMENDS A VOTE FOR
                    THE ELECTION OF ALL NOMINEES NAMED ABOVE.


                                 PROPOSAL NO. 2

                     AMENDMENTS TO THE 1995 STOCK OPTION PLAN

     At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the 1995 Stock Option Plan (the "1995 Option Plan") that would increase the shares of Common Stock reserved for issuance thereunder by 500,000 shares, to an aggregate of 1,500,000 shares that have been reserved from time to time under the 1995 Option Plan.

GENERAL

     The Company's 1995 Stock Option Plan (the "1995 Option Plan") was adopted by the Board of Directors in July 1995 and was approved by the Company's shareholders in June 1995. Currently, an aggregate of 1,000,000 shares of the Company's Common Stock are reserved for issuance under the 1995 Option Plan. The 1995 Option Plan provides for (i) the granting to employees (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) the granting to employees and consultants (including nonemployee directors) of nonstatutory stock options.

     The 1995 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     As of September 30, 1996 options for 812,376 shares were outstanding under the 1995 Option Plan and 185,197 shares remained available for future grants. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1995 Option Plan. As of September 30, 1996, the aggregate fair market value of shares subject to outstanding options under the 1995 Option Plan was $4,874,256, based upon the closing price of the Common Stock on The Nasdaq National Market as of such date. The actual benefits, if any, to the holders of stock options issued under the 1995 Option Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. As of June 30, 1996 the Named Executive Officers (defined below) and directors of the Company have received grants under the 1995 Option Plan of options to purchase Common Stock of the Company as set forth under the heading "Plan Benefits" below.

PURPOSE

     The purposes of the 1995 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1995 Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors (the "Administrator"). The 1995 Option Plan is currently being administered by the Board of Directors and the Compensation Committee of the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1995 Option Plan. All questions of interpretation of the 1995 Option Plan are determined by the Administrator and its decisions are final and binding upon all participants.

ELIGIBILITY

     The 1995 Option Plan provides that incentive stock options as defined under Section 422 of the Code may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1995 Option Plan provides that nonstatutory options may be granted to employees and consultants of the Company or any of its subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, certain factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The 1995 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 1,000,000, subject to adjustment as provided in the 1995 Option Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

          (a) EXERCISE OF THE OPTION. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator and specified in the option agreement, and such form of consideration may vary for each option.

          (b) EXERCISE PRICE. The exercise price under the 1995 Option Plan is determined by the Administrator and may not be less than 100 percent of the fair market value of the Common Stock on the date the option is granted, or in the case of nonstatutory options granted to optionees who are "covered employees" under Code Section 162(m), 85 percent of such fair market value. The fair market value per share is equal to the closing price on The Nasdaq National Market on the date of grant. In the case of an option granted to an optionee who owns more than ten percent of the voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price must not be less than 110 percent of the fair market value on the date of grant.

          (c) TERMINATION OF EMPLOYMENT. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1995 Option Plan may be exercised not later than thirty days (or such other period of time not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option as is determined by the Administrator at the time of grant) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) DISABILITY. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months as is determined by the Administrator at the time of grant) of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

          (e) DEATH. Under the 1995 Option Plan, if an optionee should die while employed or retained by the Company or during the thirty day period (or such other period of time not exceeding three months as determined by the Administrator at the time of grant) following termination of the optionee's employment or consulting relationship, options may be exercised within six months after the date of death to the extent the options would have been exercisable (i) had the optionee continued living and remained an employee or consultant for three (3) months (or such other period of time as is determined by the Administrator after the date of death, in the case of an optionee who dies while employed or retained by the Company), or (ii) on the date of termination of employment or consulting relationship, in the case of an optionee who dies within thirty days after termination of employment or consulting relationship, but in no event may an option be exercised after the expiration of its term.

          (f) TERMINATION OF OPTIONS. The 1995 Option Plan provides that options granted under the 1995 Option Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

          (g) OPTION NOT TRANSFERABLE. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

          (h) CORPORATE TRANSACTIONS. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company, the Board of Directors is obligated to either accomplish a substitution or assumption of options or give thirty days' notice of the optionee's right to exercise his or her outstanding options as to some or all of the optioned stock at any time within fifteen days of such notice.

          (i) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Option Plan as may be determined by the Administrator.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1995 Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1995 Option Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1995 Option Plan that increases the number of shares that may be issued under the 1995 Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the 1995 Option Plan or results in other changes which would require shareholder approval to qualify options granted under the 1995 Option Plan as performance-based compensation under Section 162(m) of the Code, or, so long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, materially increases the benefits to participants that may accrue under the 1995 Option Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1995 Option Plan. The 1995 Option Plan shall terminate in July 2005, provided that any options then outstanding under the 1995 Option Plan shall remain outstanding until they expire by their terms.

PLAN BENEFITS

     The following table sets forth information with respect to the stock options granted to the Named Executive Officers, all current executive officers as a group and all employees and consultants (including all current officers who are not executive officers) as a group under the 1995 Option Plan as of June 30, 1996. No stock options have been granted to any nonemployee director of the Company under the Option Plan.

                                 Number of Shares Subject to  Weighted Average
                                    Options Granted under      Exercise Price
      Name                           the 1995 Option Plan         Per Share
--------------------------       ---------------------------- -----------------
George W. Dunbar, Jr. . . .                  95,000               $15.09

Ronald T. Steckel . . . . .                  37,500               $15.00

Colette Z. Andrea (1) . . .                  37,500               $15.00

Kurt E. Amundson  . . . . .                  75,000               $14.75

John F. Coombes . . . . . .                   9,000               $14.61

All current executive
officers as a group (6 persons). .          286,500               $14.98

All employees and consultants
(including all current officers
who are not executive officers)
as a group (88 persons) . . . . . .         361,901               $14.33
_______________
* Does not include shares cancelled in connection with the repricing of options granted to executive officers and employees of the Company in the last fiscal year and in the fiscal year ending June 30, 1997. See "Option/SAR Grants in Last Fiscal Year" above.

(1)  Resigned from her position with the Company effective September 18, 1996.

FEDERAL INCOME TAX ASPECTS OF THE 1995 OPTION PLAN

     The following is a brief summary of the United States federal income tax consequences of transactions under the 1995 Option Plan based on federal securities and income tax laws in effect as of the date of this Prospectus (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the 1995 Option Plan.

     Options granted under the 1995 Option Plan may be either "incentive stock options," as defined in Section 422 of the Code or nonstatutory options. If an option granted under the 1995 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a disqualifying disposition may apply if the optionee is an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The tax rate on long-term capital gains under current federal income tax laws is capped at 28%, although proposals have made to reduce the effective federal capital gain tax rate. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     All options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

ALTERNATIVE MINIMUM TAX

     As noted above, the exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated for federal tax purposes by applying a tax rate of 26% to alternative minimum taxable income up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum income above such amount. Alternative minimum taxable income for federal tax purposes is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (with the exclusion amount phased out for upper-income taxpayers).

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to a nonstatutory option, as described above. Because the AMT rules are complex and their effects depend upon the personal circumstances of each taxpayer, an optionee should consult his or her own tax advisor prior to exercising an incentive stock option. If an optionee pays AMT, the amount of such AMT may be carried forward as a credit against any subsequent year's regular tax in excess of the AMT.

RECOMMENDATION OF THE BOARD

                   THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                     OF THE 1995 OPTION PLAN AS DESCRIBED ABOVE

                                 PROPOSAL NO. 3

                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     KPMG Peat Marwick LLP has served as the Company's independent auditors since 1990 and has been appointed by the Board to continue as the Company's independent auditors for the year ending June 30, 1997. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
                            YEAR ENDING JUNE 30, 1997

                                   PROPOSAL NO. 4

                             REINCORPORATION IN DELAWARE

INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT BEFORE VOTING ON THE REINCORPORATION PROPOSAL.

RECOMMENDATION OF THE BOARD

                     THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED
                     REINCORPORATION IN DELAWARE AS DESCRIBED BELOW

     Throughout the Proxy Statement, the term "Metra California" refers to the existing California corporation and the term "Metra Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Metra California, which is the proposed successor to Metra California.

     As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt and the Board of Directors is not aware of any present attempt to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     The Reincorporation Proposal will be effected by merging Metra California into Metra Delaware. Upon completion of the merger, Metra California will cease to exist and Metra Delaware will continue to operate the business of the Company under the name Metra Biosystems, Inc.

     Pursuant to the Agreement and Plan of Merger, a copy of which is available from the Company upon request (the "Merger Agreement"), each outstanding share of Metra California Common Stock, par value $0.001, will automatically be converted into one share of Metra Delaware Common Stock, $0.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of Metra California Common Stock will continue to represent the same number of shares of Common Stock of Metra Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF METRA DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Metra California is listed for trading on The Nasdaq National Market, and after the merger Metra Delaware's Common Stock will continue to be traded on The Nasdaq National Market without interruption, under the same symbol ("MTRA") used by the Company prior to the merger. As of the date the Board resolved to undertake the Proposed Reincorporation, the closing price of the Company's Common Stock on The Nasdaq National Market was $5.00 per share.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Metra California is required for approval of the Merger Agreement and the other terms of the Proposed
Reincorporation.  See "Vote Required for the Reincorporation Proposal."   The
Proposed Reincorporation has been unanimously approved by Metra California's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances exist which make it inadvisable to proceed under the original terms of the Merger Agreement.

     Shareholders of Metra California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware -- Appraisal Rights."

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Metra Delaware, the Bylaws of Metra Delaware and the form of Indemnification Agreement to be entered into by and between Metra Delaware and each of its officers and directors, copies of which are available from the Company upon request.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF METRA DELAWARE, AND THE FORM OF INDEMNIFICATION AGREEMENT AND ALL PROVISIONS THEREOF.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Metra Delaware, (ii) the assumption of Metra California's employee benefit plans and stock option and purchase plans by Metra Delaware and (iii) indemnification agreements with Metra Delaware's officers and directors to afford such persons indemnification by the Company to the fullest extent permitted by Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Metra California Common Stock entitled to vote.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The eight directors who are elected at the Annual Meeting of Shareholders will become the directors of Metra Delaware. All employee benefit, stock option and employee stock purchase plans of Metra California (including the 1995 Option Plan, the 1995 Directors' Plan, the 1995 Employee Stock Purchase Plan and the 1990 Incentive Stock Plan) will be assumed and continued by Metra Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Metra Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Metra Delaware.
Other employee benefit arrangements of Metra California will also be continued be Metra Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of Metra Delaware will continue to be traded, without interruption, in the same principal market (The Nasdaq National Market) and under the same symbol ("MTRA") as the shares of Common Stock of Metra California are traded under prior to the merger.

     Prior to the Effective Date of the merger, the Company will seek to obtain any requisite consents to such merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, Metra California's rights and obligations under such material contractual arrangements will continue and be assumed by Metra Delaware.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action which affects the Company.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has adopted, has considered adopting or may consider adopting in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. Definitive strategies instituted by the Company include, but are not limited to, the adoption of a shareholder rights plan and the designation of preferred stock, the rights and preferences of which have been or may be determined by the Board of Directors. Although certain defensive measures may be implemented under California law, there is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Metra Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware--Shareholder Approval of Certain Business Combinations." Furthermore, certain changes to the relative rights of shareholders and management which have antitakeover implications may be implemented under Delaware law. Certain of these changes, including the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of shareholders and the elimination of the right of shareholders to remove a director other than for cause, WILL BE implemented as part of the Proposed Reincorporation. In addition, certain changes which reduce shareholder participation in important corporate decisions and which could be instituted in California without reincorporating in Delaware will also be implemented as part of the Proposed Reincorporation. These changes include the establishment of procedural requirements for shareholders wishing to nominate directors or present proposals for shareholder consideration. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Metra California and Metra Delaware" and "Indemnification and Limitation of Liability" below. For a discussion of these and other differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware" below.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

     a. a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

     b. a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and

     c. a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

POSSIBLE DISADVANTAGES

     Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of Metra California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware." In addition, the Reincorporation Proposal includes certain permitted changes to the Articles of Incorporation and Bylaws of the Company which alter the relative rights of shareholders and management and which reduce shareholder participation in important corporate decisions. See "The Charters and Bylaws of Metra California and Metra Delaware."

THE CHARTERS AND BYLAWS OF METRA CALIFORNIA AND METRA DELAWARE

     The provisions of the Metra Delaware Certificate of Incorporation and Bylaws are similar to those of the Metra California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Metra Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management and which reduce shareholder participation in important corporate decisions. These provisions have antitakeover implications and are described in detail below.

     Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Metra Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval and certain of such changes could be implemented by amendment of the Bylaws of Metra Delaware without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and
Delaware."   This discussion of the Certificate of Incorporation and Bylaws of Metra Delaware is qualified by reference to the full text of the Certificate of Incorporation and Bylaws of Metra Delaware, respectively, copies of which are available from the Company upon request.

     ELIMINATION OF SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS. Unlike the Bylaws of Metra California, which provide that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board, the President and the holders of shares entitled to cast not less than one-tenth of the votes at such meeting, the Bylaws of Metra Delaware provide that special meetings of shareholders can be called only by the Board of Directors, the Chairman of the Board or the President. Shareholders are not permitted to call a special meeting or to require that the Board call a special meeting of shareholders. Moreover, the business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by or at the direction of the Board of Directors.

     REASONS FOR ELIMINATION OF SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS. The provisions regarding the elimination of the right of shareholders to call a special meeting would mean that a shareholder could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate. By eliminating the ability of shareholders to call a special meeting, the Company intends to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Company's management and Board of Directors.

     POSSIBLE DISADVANTAGES OF ELIMINATION OF SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS. The provisions restricting the shareholders' ability to call special meetings may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting is called by the Board of Directors. Because elimination of the procedures for shareholders to call special meetings could make more difficult an attempt to obtain control of the Company, such action could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the elimination of the shareholders' ability to call special meetings may have the effect of preventing or delaying a bid for the Company's shares which could be beneficial to the Company and its shareholders. The restriction on the ability of shareholders to call a special meeting means that a proposal to replace the Board could be delayed until the next annual meeting. This provision thus will make the removal of directors more difficult.

     TWO-THIRDS VOTING PROVISION REGARDING CERTAIN ACTIONS. The Metra Delaware Certificate of Incorporation contains a requirement of approval of two-thirds of the shareholders to alter, amend or repeal certain articles of the Metra Delaware Certificate of Incorporation. The articles of the Metra Delaware Certificate of Incorporation subject to the greater percentage vote requirement are Article 13, concerning shareholder actions by written consent and Article 14 concerning this two-thirds voting requirement. Under Delaware law, the power, to amend, alter or repeal provisions of a corporation's certificate of incorporation requires only a majority vote of shareholders.
A corporation may provide in its certificate of incorporation, however, for a higher percentage vote of outstanding shares than is otherwise required. Similarly, a corporation may provide in its bylaws for a supermajority vote in order to amend bylaw provisions. A corresponding two-thirds vote requirement is contained in the Bylaws of Metra Delaware with respect to amending the corresponding provisions concerning shareholder actions by written consent and ability to call special meetings contained therein.

     These provisions in the Metra Delaware Certificate of Incorporation and Bylaws prevent a shareholder or group of shareholders with less than two-thirds of the outstanding voting stock from amending the Certificate of Incorporation or Bylaws to delete the provision which requires shareholders to act only at annual or special meetings and not by written consent. This provision is an essential part of the overall structure being proposed to encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the Board of Directors. This provision prevents a shareholder with a majority of the voting power of the Company from avoiding the requirements of the provision by simply repealing it. To the extent that this proposal adds to the effectiveness of the elimination of shareholder written consent provision, it would also incorporate the possible disadvantages discussed below regarding such provision. See "Written Consent of the Shareholders" below.

     ELIMINATION OF CUMULATIVE VOTING. Unlike the Bylaws of Metra California, the Certificate of Incorporation and Bylaws of Metra Delaware do not provide for cumulative voting. Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. (For a further description of the mechanics of cumulative voting, see the section entitled "Voting and Solicitation" on page one of this Proxy Statement.) Without cumulative voting, a shareholder or group of shareholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the Board. For example, in each election of directors, under cumulative voting rules where eight directors are to be elected, a shareholder or group holding greater than one-ninth of the voting shares is guaranteed the ability to elect one director. If the Reincorporation Proposal is adopted, in all future elections of the Board of Directors, commencing with the Annual Meeting to be held in 1997, the holders of a majority of the shares actually voted (assuming that a quorum is present) will be guaranteed the right to elect all of the directors being elected at that time.

     REASONS FOR ELIMINATION OF CUMULATIVE VOTING. The Board of Directors believes that each director elected to the Board should represent the interests of all shareholders. The elimination of cumulative voting should help ensure that each director acts in the best interests of all shareholders, because shareholders holding a majority of the voting shares will have the power to elect every director to be elected at any annual meeting. The election of the Board by holders of a majority of the voting stock is not a departure from the manner in which the Company's directors have been elected in the past. Even though the Company has always permitted cumulative voting, such voting has never been used in the election of a director to the Company's Board.

     POSSIBLE DISADVANTAGES OF ELIMINATION OF CUMULATIVE VOTING. The elimination of cumulative voting will make it more difficult for a minority shareholder or group of shareholders to elect a representative to the Board of Directors. In addition, it should be noted that the elimination of cumulative voting may also have certain antitakeover effects. It may under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest; discourage the acquisition of large blocks of the Company's shares by persons who would not make such acquisition without assurance of the ability to place a representative on the Board of Directors; deter or delay the assumption of control by a holder of a large block of the Company's shares; or render more difficult the replacement of incumbent directors and management.

     FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholder. Metra California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Metra Delaware provide, consistent with the Bylaws of Metra California, that any vacancy created by the removal of a director by the shareholders of Metra Delaware may be filled only by the shareholders. Following the Proposed Reincorporation, the Board of Directors of Metra Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the shareholders.

     NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Bylaws of Metra Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of shareholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not less than 90 days prior to the meeting (or if fewer than 100 days notice or prior public disclosure of the meeting date is given or made to shareholders, not later than the tenth day following the day on which such notice was mailed or such public disclosure was made).

     Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at an annual meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before the annual meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. In addition, the Business Procedure provides for a more orderly procedure for conducting the annual meeting of shareholders. Although the Metra Delaware Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at an annual meeting, the Metra Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its shareholders.

     LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Pursuant to the Metra Delaware Bylaws and in accordance with Delaware law, Metra Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Metra California's Bylaws provide that the election of directors at a shareholders' meeting must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Certificate of Incorporation of Metra Delaware provides that if a shareholder specifically demands election of directors by ballot then elections shall be held by ballot. It may be more difficult for a shareholder to contest the outcome of a vote which has not been conducted by written ballot.

     AUTHORIZED STOCK. The Articles of Incorporation of Metra California authorize 55,000,000 shares of capital stock, no par value, which consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Incorporation of Metra Delaware will provide for the same number of shares of Common and Preferred Stock, each with a par value of $0.001. The Articles of Incorporation of Metra California and the Certificate of Incorporation of Metra Delaware each authorize the Board of Directors to fix the rights, preferences, privileges and restrictions of one or more series out of the authorized shares of Preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences without further vote or action by the Shareholder.
In this connection Metra California has a Shareholder Rights Plan pursuant to which each share of Common Stock of Metra California also represents a right to purchase 1/1000th of a share of Series A Participating Preferred Stock of Metra California, 50,000 shares of which have been designated and authorized for issuance. Metra Delaware will assume the Shareholder Rights Plan and thus will also have 50,000 shares of Series A Participating Preferred Stock authorized for issuance pursuant to the exercise of such rights. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Rights Plan" for more information regarding the Shareholder Rights Plan. Although the Board has no present intention of doing so, issuance of additional Preferred Stock with terms giving it substantial voting power, conversion or other rights could have the effect of
(i) delaying, deferring or preventing a change in control of the Company or
(ii) otherwise modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

     MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of Metra California and the Certificate of Incorporation of Metra Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Certificate of Incorporation of Metra Delaware is potentially more expansive than the corresponding provision in the Metra California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences which could materially affect the rights of shareholders are discussed below.

     SIZE OF THE BOARD OF DIRECTORS. The Bylaws of Metra Delaware, like the Bylaws of Metra California, provide for a Board of Directors of from five to nine members, with the exact number currently set at eight directors. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the Board of Directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Certificate of Incorporation of Metra Delaware provides that the number of directors shall be as specified in the Bylaws and authorizes the Board of Directors to make, alter, amend or repeal the Bylaws. Although Delaware law permits a change in the authorized range, as well as the exact number, of directors by a majority vote of the entire Board of Directors, and although under its Certificate of Incorporation the directors of Metra Delaware are authorized to change both the range and the exact number of directors by amending the Bylaws, the Bylaws of Metra Delaware provide, consistent with the Bylaws of Metra California, that the range of the number of members of the Board may be changed or a definite number fixed only with the approval of a majority of Metra Delaware's stockholders. Following the Proposed Reincorporation, the Board of Directors of Metra Delaware could (although it has no current intention to do so) amend the Bylaws to provide that such changes may be implemented by the directors alone. If the Reincorporation Proposal is approved, the eight directors of Metra California who are elected at the Annual Meeting of Shareholders will continue as the eight directors of Metra Delaware after the Proposed Reincorporation is consummated.

     CUMULATIVE VOTING. Under California law, if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under California law, corporations such as Metra California that have 800 or more shareholders of record and have their stock listed on The Nasdaq National Market may eliminate such cumulative voting rights by adopting amendments to their articles and bylaws, which amendments must be approved by the shareholders. Under Delaware law, cumulative voting in the election of directors is not mandatory. The Certificate of Incorporation and Bylaws of Metra Delaware do not provide for cumulative voting and, therefore, the shareholders of Metra Delaware will no longer have cumulative voting rights. The elimination of cumulative voting limits the ability of minority shareholders to obtain representation on the Board of Directors. See "The Charters and Bylaws of Metra California and Metra Delaware."

     CLASSIFIED BOARD OF DIRECTORS. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Under California law, directors generally are elected annually; however, corporations such as Metra California that have 800 or more shareholders of record and have their stock listed on The Nasdaq National Market may designate a classified board by adopting amendments to their articles and bylaws which amendments must be approved by the shareholders. The Metra California Board has no present intention of adopting a classified board. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes a change in the composition of the board of directors, and a potential change in control of a corporation, a lengthier and more difficult process. The Certificate of Incorporation and Bylaws of Metra Delaware do not provide for a classified board of directors. The establishment of a classified board following the Proposed Reincorporation would require the approval of the Metra Delaware stockholders.

     WRITTEN CONSENT OF SHAREHOLDERS. Both the California and Delaware General Corporation Laws provide that the shareholders of a corporation may take action by written consent without a meeting, unless the corporation's charter documents provide otherwise. The Articles of Incorporation of Metra California do not contain any provisions prohibiting actions by written consent and, accordingly, the shareholders of Metra California may take action by written consent without a meeting. The Certificate of Incorporation and Bylaws of Metra Delaware explicitly prohibit shareholder actions by written consent. As a result, the shareholders of Metra Delaware can take action only at a duly called meeting of the shareholders, which, as discussed above, may be more difficult for a shareholder to call. See "The Charters and Bylaws of Metra California and Metra Delaware."

     POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Certificate of Incorporation and Bylaws of Metra Delaware do not contain provisions granting shareholders the right to call a special meeting of shareholders. Because the right of shareholders to call a special meeting is not set forth in the Certificate of Incorporation or Bylaws of Metra Delaware, shareholders will no longer be able to call a special meeting of shareholders to vote on a transaction that is opposed by the Board of Directors. In light of the limitation on such shareholders to act by written consent discussed above, this limitation could place a significant restriction on shareholders' ability to vote on certain important corporate decisions. See "The Charters and Bylaws of Metra California and Metra Delaware."

     SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person, entity or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock outstanding at the time the transaction commenced upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system such as The Nasdaq National Market (as is Metra California and as Metra Delaware would be), or are held of record by more than 2,000 shareholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority shareholder vote and may not be further amended by the board of directors. Metra Delaware does NOT intend to opt out of Section 203; therefore, Section 203 will apply to Metra Delaware.

     Section 203 has been challenged in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue. The Company believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors.
Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Metra Delaware in which all shareholders would not be treated equally. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

     SHAREHOLDER RIGHTS PLAN. In August 1996, the Board of Directors of Metra California adopted a Shareholder Rights Plan (the "Rights Plan"). Pursuant to the Rights Plan, Metra California declared a dividend of one Preferred Share Purchase Right (a "Right") for each share of Common Stock outstanding as of the September 5, 1996 record date and each share of Common Stock issued thereafter. Initially, each Right entitles holders of Common Stock to purchase from Metra California 1/1000th share of the Company's Series A Participating Preferred Stock at an exercise price of $50, subject to adjustment. Each 1/1000th share of the Company's Series A Participating Preferred Stock has economic attributes and voting rights equivalent to those of one share of the Company's Common Stock. The Rights are not exercisable until the occurrence of specified events.

     The Rights will become exercisable only if a person or group acquires 15% or more of the Company's Common Stock or announces a tender offer or exchange offer which would result in its ownership of 15% or more of the Common Stock. Ten days after such acquisition or offer, each Right becomes exercisable at the Right's then current exercise price, for shares of Series A Participating Preferred Stock of the Company (or, in certain circumstances as determined by the Board of Directors any combination of cash, property, Series A Participating Preferred Stock or other securities) having a value of twice the Right's exercise price. Alternatively, if the Company is involved in a merger or other business combination transaction with another person, ten or more days after such acquisition or offer each Right becomes exercisable, at the Right's then current exercise price, for shares of Common Stock of such other person having a value of twice the Right's exercise price. The Rights are redeemable up to ten days following the announcement of such acquisition or offer, subject to extension by the Board of Directors, at a price of $.01 per Right. The Rights Plan expires in August 2006, unless the Rights are earlier redeemed by the Company.

     The Rights Plan is intended to protect the shareholders in the event of an unsolicited offer to acquire, or the acquisition of, 15% or more of the Common Stock. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights encourage persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

     The Rights Plan will be assumed by Metra Delaware pursuant to the terms of the Merger Agreement. In the past, Delaware courts have upheld the validity of plans such as the Rights Plan. To date, the California courts have not considered the validity of such a plan. Given the lack of legal precedent with respect to the validity of plans such as the Rights Plan under California law, there may be more uncertainty as to the Rights Plan's validity under California law.


     REMOVAL OF DIRECTORS. Under California Law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election or directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Metra Delaware does not provide for a classified board of directors, and Metra Delaware stockholders do not have cumulative voting rights. The Certificate of Incorporation of Metra Delaware specifically provides that directors of Metra Delaware may be removed from office by stockholders only for cause.

     FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders.
Metra California's Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). The Bylaws of Metra Delaware provide that any vacancy created by the removal of a director by the stockholders of Metra Delaware or otherwise may be filled only by the stockholders.

     LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, corporations to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation of Metra California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     The Certificate of Incorporation of Metra Delaware also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Metra Delaware or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise).

     Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

     California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Articles of Incorporation of Metra California contain such a provision.

     Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by Metra California with its officers and directors may be assumed by Metra Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, new indemnification agreements will be entered into which conform to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such indemnification agreements. The form of such indemnification agreements are available from the Company upon request. The indemnification agreements include within their purview future changes in Delaware law which expand the permissible scope of indemnification of directors and officers of Delaware corporations.

     Currently, there are no actions pending against officers or directors of the Company in their capacities as such.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Metra California made prior to the Proposed Reincorporation.

     INSPECTION OF SHAREHOLDERS LIST. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. The latter provision has not been amended in response to the elimination of Schedule
14B under the revised proxy rules. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Certificate of Incorporation or Bylaws of Metra Delaware. Lack of access to shareholder records even though unrelated to the shareholder's interest as a shareholder, could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

     DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law. Metra Delaware's authorized Common Stock and Preferred Stock will each have a $.001 par value per share.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporation Code) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has not paid cash dividends on its capital stock. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and therefore, the Company does not anticipate paying cash dividends on its Common Stock in the foreseeable future.

     SHAREHOLDER VOTING. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. As a result, shareholder approval of transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Shareholder Approval of Certain Business Combinations."

     California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the shareholders of Metra Delaware might, therefore, be deprived of an opportunity to consider such other proposal.

     INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or
(b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction.
If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Metra California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Metra Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be so approved under California law but could be so approved under Delaware law.

     VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Metra California's Bylaws provide that the election of directors at a shareholders' meeting must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Certificate of Incorporation of Metra Delaware provides that if a shareholder specifically demands election of directors by ballot then elections shall be held by ballot. It may be more difficult for a shareholder to contest the outcome of a vote which has not been conducted by written ballot.

     SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may only bring a derivative action on behalf of the corporation if the shareholder was a shareholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger of consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System (as are the shares of Metra California) generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting of more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Metra California with respect to the Proposed Reincorporation. California law generally affords appraisal rights in sale of asset reorganizations.

     DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all shareholders entitled to vote thereon. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's shareholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. Metra Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Metra Delaware which had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters and appraisal rights and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above.

     Exemptions from Section 2115 are provided for corporations whose shares are designated as qualified for trading on The Nasdaq National Market and which have 800 or more shareholders of record. Metra Delaware will be exempt from Section 2115 following the Proposed Reincorporation because the Common Stock of Metra Delaware will be traded on The Nasdaq National Market and is expected to be and owned by more than 800 holders.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Metra California Common Stock who receive Metra Delaware Common Stock in exchange for their Metra California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular Metra California Common Stock shareholders such as dealers in securities, tax-exempt entities, foreign persons, or persons who acquired their shares upon the exercise of stock options or in other compensatory transactions. Furthermore, no foreign, state or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications, and exceptions described herein, and assuming the Proposed Reincorporation qualities as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

     (a) No gain or loss should be recognized by holders of Metra California Common Stock solely upon receipt of Common Stock of Metra Delaware pursuant to the Proposed Reincorporation;

     (b) The aggregate tax basis of the Common Stock of Metra Delaware received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Common Stock of Metra California surrendered in exchange therefor; and

     (c) The holding period of the Common Stock of Metra Delaware received by each shareholder of Metra California should include the period for which such shareholder held the Common Stock of Metra California surrendered in exchange therefor, provided that such Metra California stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of
Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Metra Delaware, Metra California and certain shareholders of Metra California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of Metra California retain, through ownership of Metra Delaware stock, a significant equity interest in Metra California's business after the Proposed Reincorporation.

     A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Metra California Common Stock exchanged in the Proposed Reincorporation equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Metra Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Metra Delaware Common Stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Metra California Common Stock. In addition, in the event of such a successful challenge, Metra California would recognize gain or loss in the Merger as though it had sold all of its assets in a taxable transaction.

     Even if the Proposed Reincorporation qualifies as a reorganization, a shareholder that exchanges Metra California Common Stock for Metra Delaware Common Stock in the Proposed Reincorporation would recognize gain to the extent the shareholder was treated as receiving (actually or constructively) consideration other than Metra Delaware Common Stock in exchange for such shareholder's Metra California Common Stock. In that event, the basis of the Metra Delaware Common Stock received by such a shareholder would be reduced by an amount equal to the fair market value of any such consideration received in the Proposed Reincorporation and increased to the extent of any gain recognized in connection therewith. Further, a recipient of Metra Delaware Common Stock would recognize gain to the extent such shares were received in exchange for services or property other than Metra California Common Stock. All or a portion of such gain may be taxable as ordinary income.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Although not free from doubt, the Company believes that the assumption by Metra Delaware of the obligations under the Shareholder Right Plan should be a tax-free event. There is no assurance, however, that the IRS or any other taxing authority could not successfully assert a contrary position. If there was a successful challenge, the Company believes that the value of the Rights as of the date of the merger will be insignificant. Accordingly, the amount of any associated tax liability should be de minimis.


     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Metra Delaware should succeed, without adjustment, to the federal income tax attributes of Metra California.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                   By Order of the Board of Directors,




                                   Mark B. Weeks
                                   ASSISTANT SECRETARY


November 12, 1996
Mountain View, California

                                   APPENDIX A

                             METRA BIOSYSTEMS, INC.

                             1995 STOCK OPTION PLAN


     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "AFFILIATE" shall mean an entity in which the Company owns an equity interest.

          (c) "APPLICABLE LAWS" shall have the meaning set forth in Section 4(a) below.

          (d)  "BOARD" shall mean the Board of Directors of the Company.

          (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (g)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (h) "COMPANY" shall mean Metra Biosystems, Inc., a California corporation.

          (i) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent, Subsidiary or Affiliate to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an

Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (k)   "DIRECTOR" shall mean a member of the Board.

          (l) "EMPLOYEE" shall mean any person, including Named Executives, Officers and Directors employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (m) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (p) "NAMED EXECUTIVE" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (r) "OFFICER" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "OPTION" shall mean a stock option granted pursuant to the Plan.

          (t) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (u) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

          (v) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "PLAN" shall mean this 1995 Stock Option Plan.

          (x) "RULE 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

          (y) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (z) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  COMPOSITION OF ADMINISTRATOR.

               (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

               (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

               (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iv)  GENERAL.   If a Committee has been appointed pursuant to
subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (b)  POWERS OF THE ADMINISTRATOR.   Subject to the provisions of
the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   ELIGIBILITY.

          (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

          (b) TYPE OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the

Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

                    (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

                    (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) DISABILITY OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six
(6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE.   In the event of the death of an Optionee:

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or

Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six
(6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

               Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax
Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  NON-TRANSFERABILITY OF OPTIONS.   The Option may not be sold,
pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

     14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

          (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a)  AMENDMENT AND TERMINATION.   The Board may amend or terminate
the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the Plan:

               (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options;

               (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

               (iv) any revision or amendment requiring shareholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

          (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18.  RESERVATION OF SHARES.   The Company, during the term of this Plan,
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  OPTION AGREEMENT.   Options shall be evidenced by written option
agreements in such form as the Board shall approve.

     20.  SHAREHOLDER APPROVAL.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

               (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     21. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                  APPENDIX B

                         AGREEMENT AND PLAN OF MERGER
                          OF METRA BIOSYSTEMS, INC.
                           A DELAWARE CORPORATION
                                     AND
                           METRA BIOSYSTEMS, INC.
                          A CALIFORNIA CORPORATION


    THIS AGREEMENT AND PLAN OF MERGER dated as of December ____, 1996, (the "Agreement") is between Metra Biosystems, Inc., a Delaware corporation ("Metra-Delaware") and Metra Biosystems, Inc., a California corporation ("Metra-California"). Metra-Delaware and Metra-California are sometimes referred to herein as the "Constituent Corporations."

                                  RECITALS

      A. Metra-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated "Common Stock", $.001 par value, and 5,000,000 of which are designated "Preferred Stock", $.001 par value. Of such authorized shares of Preferred Stock, 50,000 shares are designated "Series A Preferred Stock". As of December ____, 1996, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Metra-California. No shares of Preferred Stock were outstanding.

      B. Metra-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated "Common Stock", $.001 par value, and 5,000,000 of which are designated "Preferred Stock", $.001 par value. Of such authorized shares of Preferred Stock, 50,000 shares are designated Series A Preferred Stock ("Series A Preferred"). As of December ____, 1996, ________ shares of Common Stock were issued and outstanding and no shares Preferred Stock were issued and outstanding.

      C. The Board of Directors of Metra-California has determined that, for the purpose of effecting the reincorporation of Metra-California in the State of Delaware, it is advisable and in the best interests of Metra-California that Metra-California merge with and into Metra-Delaware upon the terms and conditions herein provided.

      D. The respective Boards of Directors of Metra-Delaware and Metra-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Metra-Delaware and Metra-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                  I. MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Metra-California shall be merged with and into Metra-Delaware (the "Merger"), the separate existence of Metra-California shall cease and Metra-Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation", and the name of the Surviving Corporation shall be Metra Biosystems, Inc.

     1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

     (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

     (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Metra-California shall cease and Metra-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Metra-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Metra-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Metra-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Metra-California in the same manner as if Metra-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

            II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Metra-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of Metra-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3  DIRECTORS AND OFFICERS.  The directors and officers of
Metra-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                  III.  MANNER OF CONVERSION OF STOCK

     3.1 METRA-CALIFORNIA COMMON SHARES. Upon the Effective Date of the Merger, each share of Metra-California Common Stock, $.001 par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation. No fractional share interests of Surviving Corporation Common Stock shall be issued. In lieu thereof, any fractional share interests to which a holder would otherwise be entitled shall be aggregated.

     3.2 METRA-CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Metra-California under, and continue, the Preferred Shares Rights Agreement and the option plans (including without limitation the 1995 Stock Option Plan, the 1995 Directors' Plan, the 1995 Employee Stock Purchase Plan and the 1990 Incentive Stock
Plan) and all other employee benefit plans of Metra-California. Each outstanding and unexercised option, other right to purchase, or security convertible into, Metra-California Common Stock or Metra-California Preferred Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock or Preferred Stock, respectively, on the basis of one share of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, for each one share of Metra-California Common Stock or Preferred Stock, as the case may be, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Metra-California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Metra-California Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.

          (b) A number of shares of the Surviving Corporation's Common Stock and Preferred Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Metra-California Common Stock and Metra-California Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

          (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion (unless the holder was entitled to a fractional interest immediately prior to the Merger). In lieu thereof, any fractional share interests to which a holder of an assumed Right (other than an option issued pursuant to Metra-Delaware's 1995 Stock Option Plan, 1995 Directors' Plan, 1995 Employee Stock Purchase Plan and 1990 Incentive Stock Plan) would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock or Preferred Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.

    Notwithstanding the foregoing, with respect to options issued under the Metra-California 1995 Stock Option Plan, 1995 Directors' Plan, 1995 Employee Stock Purchase Plan and 1990 Incentive Stock Plan that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

     3.3 METRA-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of Metra-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Metra-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Metra-California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Metra-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Metra-California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Metra-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                 IV.  GENERAL

     4.1 COVENANTS OF METRA-DELAWARE. Metra-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

       (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Metra-Delaware of all of the franchise tax liabilities of Metra-California.

          (c) Take such other actions as may be required by the California General Corporation Law.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by Metra-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Metra-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Metra-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Metra-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Metra-Delaware are fully authorized in the name and on behalf of Metra-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Metra-California or of Metra-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Metra-California or by the sole stockholder of Metra-Delaware, or by both.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or
(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, DE 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 265 North Whisman Road, Mountain View, California 94043, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Boards of Directors and stockholders of Metra-California and Metra-Delaware, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                   METRA BIOSYSTEMS, INC.
                                   a Delaware corporation




                                   By:______________________________
                                      George W. Dunbar, Jr., President and
                                      Chief Executive Officer


ATTEST:


_____________________________
Mark B. Weeks, Assistant Secretary



                                   METRA BIOSYSTEMS, INC.
                                   A California corporation




                                By:______________________________
                                   George W. Dunbar, Jr., President and Chief
                                     Executive Officer


ATTEST:


_____________________________
Mark B. Weeks, Assistant Secretary

                                   APPENDIX C

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             METRA BIOSYSTEMS, INC.

                       1996 ANNUAL MEETING OF SHAREHOLDERS

   P
   R
   O
   X
   Y

          The undersigned shareholder of Metra Biosystems, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 12, 1996, and hereby apppoints George W. Dunbar, Jr. and Kurt E. Amundson, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of Metra Biosystems, Inc. to be held on December 16, 1996, at 10:00 a.m., at 265 N. Whisman Road, Mountain View, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.


      CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SEE REVERSE SIDE

/X/  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE

              FOR all nominees     WITHHOLD authority to
             listed to the right   vote for all nominees
            (except as indicated)   listed to the right
1. Election of        / /                 / /
   Directors
                                                              Nominees

                                                   Costa G. Sevastopoulos, Ph.D,
                                                   George W. Dunbar, Jr.,
                                                   Claude D. Arnaud, M.D.,
                                                   John L. Castello,
                                                   Mary Lake Polan, M.D., Ph.D.,
                                                   Leonard D. Schaeffer,
                                                   Craig C. Taylor,
                                                   Samuel Urcis.

     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

                                                     FOR    AGAINST   ABSTAIN
2. To approve and ratify an amendment to the
Metra Biosystems, Inc. 1995 Stock Option Plan to     / /      / /       / /
increase the number of shares of Common Stock issuable thereunder from 1,000,000 to 1,500,000.

                                                       FOR    AGAINST   ABSTAIN
3. To ratify the appointment of KPMG Peat Marwick LLP  / /      / /       / /
as the Company's independent auditors for the fiscal year ending June 30, 1997.

                                                     FOR    AGAINST   ABSTAIN
4. To approve a change in the Company's state of     / /      / /       / /
incorporation from California to Delaware by means of a merger into a wholly-owned subsidiary of the Company, including approval of the merger agreement, the Certificate of Incorporation and Bylaws of Metra Delaware, the form of Company indemnification agreement and approval of the assumption of the Company's 1990 Incentive
Stock Plan, 1995 Stock Option Plan, 1995 Employee
Stock Purchase Plan and 1995 Directors' Stock
Option Plan.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS
INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR THE AMENDMENT OF THE 1995 STOCK OPTION PLAN; (3) FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS, (4) FOR THE REINCORPORATION IN DELAWARE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


SIGNATURE(S) _______________________________   DATE  ___________________

NOTE: This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.